EXCHANGE AGREEMENT

This  Exchange  Agreement  is made this 25th day of June,  1994 by and  between:
VANCOUVER TAX SHELTER AND INVESTMENT SEMINARS INC., a company formed under the laws of the British Columbia, Canada, hereafter ("VTS), its assignee, designee, or nominee and the shareholders of the said VTS ("VTS SHAREHOLDERS").
         WHEREAS, VTS desires to exchange (the "EXCHANGE") the shares VTS owns in its wholly owned subsidiary U.S. MEDICAL SERVICES, INC., ("USM") a Nevada corporation, with the shares currently held by VTS SHAREHOLDERS in VTS, on a share for share basis in accordance with the terms and conditions of this
Agreement: and
         WHEREAS, the VTS SHAREHOLDERS desire the said EXCHANGE in accordance with the terms and conditions of this Agreement: and
         WHEREAS, VTS and VTS SHAREHOLDERS desire to facilitate the EXCHANGE provided for herein.
         NOW THEREFORE, in consideration of the mutual promises, covenants and agreements of the parties contained herein, the parties, intending to be legally bound hereby, agree as follows:
         1. EXCHANGE OF SHARES. VTS shall deliver to the VTS SHAREHOLDERS, ONE MILLION NINE HUNDRED AND THREE THOUSAND, TWO HUNDRED AND THREE (1,903,203) SHARES of VTS, in EXCHANGE for ONE MILLION NINE HUNDRED AND THREE THOUSAND TWO HUNDRED AND THREE (1,903,203) SHARES of VTS, for the cancellation and the winding-up of VTS.
         2. CLOSING DATE. This transaction shall be closed pursuant to the terms and conditions herein on the date of execution of this Agreement at midnight on June 25, 1994 at Vancouver, British



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                  Columbia.  The Date of Execution of this transaction is herein called the "Closing Date". The actions outlined in Section 3, which are to take place within seven (7) days of the closing date are as follows.

         3.       CLOSING.  At  Closing,  the  parties  shall take the following actions:
                  3.1.     Transfer  of  Shares.  VTS shall  deliver  to the VTS
                           SHAREHOLDERS  the VTS  SHARES,  upon  the  terms  and
                           subject to the conditions set forth in this Agreement. VTS shall deliver to the VTS SHAREHOLDERS the VTS SHARES free and clear of all claims and encumbrances, and any restrictive legends. The VTS SHARES will be registered in the name of each individual VTS SHAREHOLDER.
                  3.2 Transfer Agent Instructions. VTS will instruct its Transfer Agent to issue the said VTS share certificates in exchange for the VTS SHARES without restrictive legend in the name of each individual VTS SHAREHOLDERS pursuant to this Agreement.
         4. SECURITIES ACT OF 1933 AND RESTRICTIONS. VTS covenants and agrees to the VTS SHAREHOLDERS as follows:
                  a) VTS understands that the SHARES acquired pursuant to this Agreement do not require to be restricted under the 1933 Act with the Securities and Exchange Commission in reliance upon the exemption from such restriction requirements afforded by the reorganization provisions of the 1933 Act, governing the replacement of shares of an original offering:
                           (the 1991 offering).
                  b) VTS hereby represents and warrants that it is a company duly formed under the laws of the British Columbia with principal executive and administrative


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                           offices located outside the U.S.
                  c) VTS represents and warrants that USM, is a corporation duly formed under the laws of the State of Nevada, U.S.A., on June 6, 1994 and that it is a wholly owned subsidiary of VTS.
         5. CONDITIONS OF BOTH PARTIES OBLIGATIONS TO CLOSE. For the purposes of paragraph 5 through 15 only of this Agreement:
                           (i) "VTS" SHALL INCLUDE BOTH VTS AND ITS WHOLLY OWNED SUBSIDIARY USM, and
                           (ii) the following shall be the conditions of VTS and VTS SHAREHOLDERS ("BOTH PARTIES") obligations to close hereunder:
                  5.1 Representations and Warranties of Both Parties. Representations and Warranties made by BOTH PARTIES to this Agreement shall be true and correct as of the Closing Date.
                  5.2 No Default - Covenants and Agreement. BOTH PARTIES shall not be in material default with respect to any obligation under this Agreement and both shall have performed or complied with all covenants, agreements, and conditions to be performed or complied with prior to, or at, the Closing.
         6.       REPRESENTATIONS AND WARRANTIES OF BOTH PARTIES.
                  BOTH PARTIES represent and warrant to the other that the statements contained in Sections 6.1 through 6.9 are true and correct on the date hereof.
                  6.1 Corporate Standing. VTS is a corporation duly organized, validly existing, and in good standing under the laws of British Columbia, and it has full power and authority to enter into this Agreement and



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                           to carry out the  transactions  contemplated  hereby.
                           The execution and delivery of this Agreement by VTS does not, and the consummation of the transactions contemplated hereby will not, violate or result in a breach of any provisions of VTS'S Charter of Bylaws.

                  6.2 Capital Stock. The authorized capital stock of the VTS consists of Two Million Five Hundred Thousand (2,500,000) shares of Common Stock without par value of which the amount nine hundred and ONE MILLION NINE HUNDRED AND THREE THOUSAND TWO HUNDRED AND THREE THOUSAND (1,903,203) SHARES of Common Stock have been validly issued and are outstanding, fully paid and nonassessable as of June 25, 1994.
                  6.3 Authority. VTS has full power and authority to enter into this Agreement and has taken all action or will use its best efforts to take all action, corporate and otherwise, necessary to authorize the execution, delivery and performance of this Agreement, the completion of the transactions contemplated hereby and the execution and delivery on behalf of VTS, of any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of this Agreement. Upon delivery of the shares and payment of the purchase price, good title to the VTS SHARES will pass, free and clear of all restrictions on transfer, liens, encumbrances, security interest and claims whatsoever, to the VTS SHAREHOLDERS. Other than as may be required under the laws of any country other than the United States of America, or Canada, no consent or approval of any court, governmental



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                           agency  or other  public  authority,  or of any other
                           person, corporation or entity with any actual or alleged interest in VTS is required as a condition to
                           (a) the validity or enforceability of this Agreement or any other instruments to be executed by VTS to effectuate this Agreement, or (b) the completion or validity of any of the transactions contemplated by this Agreement. This Agreement has been properly executed and delivered by the duly authorized officer of VTS, and constitutes the valid and legally binding agreement of VTS and is enforceable against VTS in accordance with its terms.
                  6.4 Financial Condition. VTS furnished, or made available to the VTS SHAREHOLDERS, the financial statements (the "Financial Statements") contained in the VTS'S
                           records  and  all  15C2-11   reports  filed  to  date
                           (collectively, hereafter, the "Reports"). There has been no material adverse change in, material loss or destruction of, or material amount of damage to, the financial condition or business of VTS since the
                           filing  of  the  most  recent  Report   arising  from
                           transactions whether or not in the ordinary course of business. The regular books of account of VTS fairly and accurately reflect all transactions since the filing of the most recent Report are true, correct
                           and  complete,   and  are   maintained  and  kept  in
                           accordance   with   generally   accepted   accounting
                           principles   consistently   applied.   VTS   has   no
                           liabilities   or   obligations,    whether   accrued,
                           absolute,   contingent  or  otherwise,   which  would
                           materially   and   adversely   affect  the  condition
                           (financial and otherwise) of VTS, except and to the extent reflected or reserved against in the balance
                           sheets  included  in  the  Financial   Statements  or



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                           otherwise  disclosed in the Reports. No dividends are
                           due or unpaid by VTS.
                  6.5      Lawsuits and Proceedings.  Except as disclosed in the
                           Financial  Statements  and  Reports,   there  are  no
                           material actions at law or in equity, governmental proceedings or investigations pending or to the knowledge of VTS threatened against the VTS or against or with respect to the business or assets of the VTS, and VTS is not in material default with respect to any decree, injunction or the order of any court or government authority. Except as disclosed in the Financial Statements or Reports, VTS is in substantial compliance with and has not received any notice of any claimed violation of, any material federal, state, county or municipal laws, ordinances, and regulation, and there is no action at law or in
                           equity,    arbitration    proceeding,    governmental
                           proceeding or investigation, or motion or request to any court, pending or to the knowledge of VTS threatened, against or with respect to VTS with respect to this Agreement or any of the transactions contemplated hereby.
                  6.6 Taxes. VTS knows of no outstanding claims against VTS for taxes which constitute a lien on the shares being sold hereunder.
                  6.7 Extraordinary Transactions. Since the filing of the VTS's most recent Report, VTS has not:
                           (i) mortgaged, pledged or subjected to lien, charge or any other encumbrance any of its assets;
                           (ii) except in the ordinary course of business, sold or transferred any of its assets;
                           (iii)    made any management  decisions involving any



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                                    material  change in itspolicies  with regard
                                    to  the   provision  of   services,   sales,
                                    purchasing  or  the   business,   financial,
                                    accounting   (including   reserves  and  the
                                    amounts   thereof)   or  tax   policies   or
                                    practices; or
                           (iv)     declared or paid any  dividends  on, or made
                                    any   distributions   in   respect   of  any
                                    outstanding shares of capital stock of VTS.
                  6.8. Adverse Circumstances. Except as disclosed in the Reports or described herein, to the best knowledge of
                           VTS,   there   are   o   facts,    developments    or
                           circumstances, existing or threatened, of a special or unusual nature that may be materially adverse to the assets, business, financial condition or future prospects of VTS.
         7.       COVENANTS  AND  AGREEMENTS  OF  VTS   SHAREHOLDERS.   The  VTS
                  SHAREHOLDERS hereby Covenants and agrees as follows:
                  7.1 Action. As of the execution of this Agreement by the VTS SHAREHOLDERS the VTS SHAREHOLDERS shall take all action necessary or appropriate to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby
                  7.2      Impairment  -  Representation  and  Warranties.   VTS
                           SHAREHOLDERS shall not take any action or fail to take any action without prior written approval of VTS which might cause any representation or warranty of VTS SHAREHOLDERS made herein not to be true on the Closing Date, or impair VTS SHAREHOLDER'S ability to carry out its obligations under this Agreement.
                  7.3      Due Diligence. VTS SHAREHOLDERS or their agents, have


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                           had a full opportunity to conduct their due diligence
                           of VTS in  connection  with this  Agreement  to their
                           complete  satisfaction.   The  VTS  SHAREHOLDERS  are
                           familiar with VTS in connection  with this  Agreement
                           to its complete  satisfaction.  The VTS  SHAREHOLDERS
                           are  familiar  with  VTS,  its  financial  condition,
                           business and  prospects,  has been  provided with the
                           Reports  and with such other  information  concerning
                           VTS'S financial and other affairs as VTS SHAREHOLDERS
                           deem   necessary  to  enter  into  and  perform  this
                           Agreement,  has had sufficient  opportunity to review
                           such  material  and  to  ask  questions  and  receive
                           answers to verify the  accuracy of such  information,
                           and is not in any way relying  upon any  information,
                           representation or warranty (without implying that the
                           supplying  of any such  information  or the making of
                           any such  representation  or warranty  has  occurred)
                           that  VTS  or  its  officers,  directors,  employees,
                           agents and attorneys have provided, or have failed to
                           provide,  to the VTS SHAREHOLDERS in entering into or
                           performing this Agreement.
         8. DELIVERY OF DOCUMENTS BY VTS. At the Closing, and in addition to all other documents and instruments which VTS is required to deliver pursuant to this Agreement, VTS shall deliver to the VTS SHAREHOLDERS the following documents duly executed by VTS or the directors, officers, or employees of, or counsel to
                  VTS  or  appropriate   governmental  officials,  in  form  and
                  substance satisfactory to the VTS SHAREHOLDERS and their counsel.
                  8.1.     Good  Standing.  A Certificate  of good standing from
                           the Secretary of State of the State of Nevada for USM.
                  8.2.     Other Documents.  Such other documents,  certificates



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                           and   instruments   relating   to  the   transactions
                           contemplated   by   this   Agreement   as   the   VTS
                           SHAREHOLDERS or its counsel may reasonable request or deem necessary.

         9. INDEMNIFICATION. VTS and the VTS SHAREHOLDERS mutually agree to indemnify and to hold the other harmless from and against all material damages, losses, costs, liabilities, expenses and deficiencies, including, without limitation, additional taxes, and reasonable interest, attorney, accountant and expert witness fees and expenses (collectively "Material Damages") that result from or arise out of any misrepresentation, breach of warranty, or nonfulfillment of any agreement, covenant or obligation of the other under this Agreement. Each party agrees to give the other prompt written notice of any event or assertion of which it has knowledge concerning any Material Damage to which it may request indemnification hereunder. Each party will cooperate with the other in determining the validity of any such claim or assertion. The indemnifying party hereunder shall have the right to defend with counsel reasonably satisfactory to the indemnified party any claims for Material Damages for which the indemnified party has requested indemnification hereunder, and after notice from the indemnifying party regarding its assumption of the defense thereof, the indemnifying party regarding its assumption of the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the reasonable costs of investigation. Each party agrees not to settle or compromise any claims for Material damages without the prior written consent of the other. The obligation of each party to indemnify the other under this Section, shall terminate on the anniversary of the Closing Date, except as to matters to which such party had made a claim for indemnification or given



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                  written notice of a possible claim for  indemnification  on or prior to such date.
         10. BROKERAGE FEES. No broker, finder or intermediary is entitled to receive any brokerage or similar type of commission, fee,
                  or  payment   arising  out  of  this   transaction,   and  VTS
                  SHAREHOLDERS will hold VTS harmless against any claim for such commission fee or similar type of payment.
         11. TERMINATION OF AGREEMENT. This Agreement and the transactions contemplated hereby may be terminated by the VTS SHAREHOLDERS without liability of any kind to VTS by written instrument, signed by the VTS SHAREHOLDERS and delivered at any time on or prior to the Closing Date, giving notice of termination, if;
                           (a) There has been a material misrepresentation or material breach of warranty on the part of VTS in the representations and warranties set forth herein or in any Exhibit hereto or in any share certificate delivered pursuant hereto or in any share certificate delivered pursuant hereto, or VTS shall have failed to perform or comply with, in any material
                                    respect,   any   covenant,    agreement   or
                                    condition to be  performed or complied  with
                                    prior tom or at the Closing.
                           (b)      In  the  reasonable   judgment  of  the  VTS
                                    SHAREHOLDERS the  transactions  contemplated
                                    by this Agreement have become inadvisable or
                                    impracticable   by   reasons   of:  (i)  the
                                    announcement  or the institution by federal,
                                    state   or   local    authorities    of   an
                                    investigation    of   or    litigation    or
                                    proceedings against VTS which may have a material and adverse effect on VTS, or the transactions contemplated hereby; or (ii)



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                                    the commencement  since  the  date  of  this
                                    Agreement by any other  person,  corporation
                                    or  entity  of  litigation  or   proceedings
                                    against or in regard to VTS,  which may have
                                    a  material  and  adverse  effect  upon  the
                                    authority  or ability  of VTS to  consummate
                                    the transactions contemplated hereby; or,
                           (c) the business, assets, results of operations, financial condition or future prospects of VTS have been significantly and adversely
                                    affected    by   reason   of    changes   or
                                    developments  in  operations,  other than in
                                    the ordinary  course of business,  since the
                                    filing  of  VTS'S  most  recent   Report  as
                                    provided to VTS SHAREHOLDERS.
         12. AFFECT AFTER TERMINATION. In the event that this Agreement shall be terminated in accordance with the provisions of this Agreement, then all further obligations of each party to the other under this Agreement shall terminate without further liability.
         13. EXPENSES. All legal, accounting and other costs and fees incurred by BOTH PARTIES, in connection with the transactions contemplated by this Agreement shall be borne and paid for by the party incurring the same.
         14.      MISCELLANEOUS PROVISIONS.
                  14.1     Survival   of    Representations,    Warranties   and
                           Covenants.     The    respective     representations,
                           warranties, covenants and agreements made in this Agreement by the BOTH PARTIES shall survive Closing for a period of one (1) year.
                  14.2.    Assignment.   This   Agreement  and  all  rights  and



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                           obligations   hereunder   may  be  assigned  by  BOTH
                           PARTIES, in whole or in part, without prior knowledge and/or written consent of the other party.
                  14.3 Notices. Any notice, request, instruction or other document or communication required or permitted to be delivered in person or by deposit in the mail,
                           postage   prepaid,   for  mailing  by   certified  or
                           registered mail, will be made as follows:

                           If to VTS delivered and mailed to:

                           Lindsey Kenney
                           Barristers and Solicitors
                           110 - 5769 201 A Street
                           Langley, British Columbia
                           Canada, V3A 8H9

                           If to VTS SHAREHOLDERS, delivered and mailed to:

                           Davis & Co.
                           Barristers and Solicitors
                           2800 Park Place
                           666 Burrard Street
                           Vancouver, British Columbia
                           Canada, V6C 2Z7

                  14.4 Section Headings. Section headings are for the convenience only and shall not limit or otherwise affect any provision of this Agreement.
                  14.5 Entire Agreement. This Agreement and any Exhibits hereto; constitute the entire agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.
                  14.6.    Waivers - Amendments.  Any of the terms or conditions



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                           of this Agreement may be waived,  but only in writing
                           by  the  party  which  is  entitled  to  the  benefit
                           thereof,   and  this   Agreement  may  e  amended  or
                           modified, in whole or in part, only by Agreement in writing, executed by all parties to this Agreement.
                  14.7. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of British Columbia, Canada, without regard to conflict of law.
                  14.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed original as well as by facsimile, but all of which
                           together   shall   constitute   one  and   the   same
                           instrument.
THIS AGREEMENT IS HEREBY EXECUTED at the date first mentioned above in Vancouver, British Columbia.



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VANCOUVER TAX SHELTER AND INVESTMENT SEMINARS, INC.
/s/ Ian Knott                                                 June 25, 1994
-------------
By: Ian Knott, President


U.S. MEDICAL SERVICES, INC.

/s/ Ian Knott                                                  June 25, 1994
-------------
By: Ian Knott, President


SHAREHOLDERS OF
VANCOUVER TAX SHELTER AND INVESTMENT SEMINARS, INC.


/s/ Joshua Jones                                               June 25, 1994
----------------
By: Joshua Jones, Spokesperson
SHAREHOLDERS OF VANCOUVER TAX SHELTER
AND INVESTMENT SEMINARS, INC.